Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Gerald T. McCaughey

Name: Gerald T. McCaughey

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Tom D. Woods

Name: Tom D. Woods

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Francesca Shaw

Name: Francesca Shaw

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Brent S. Belzberg

Name: Brent S. Belzberg

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Jalynn H. Bennett

Name: Jalynn H. Bennett

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Gary F. Colter

Name: Gary F. Colter

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Pat M. Delbridge

Name: Pat M. Delbridge

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  William L. Duke

Name: William L. Duke

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Ivan E.H. Duvar

Name: Ivan E.H. Duvar

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  William Etherington

Name: William Etherington

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  A.L. Flood

Name: A.L. Flood

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Margot A. Franssen

Name: Margot A. Franssen

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Honourable Gordon D. Giffin

Name: Honourable Gordon D. Giffin

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Honourable James A. Grant

Name: Honourable James A. Grant

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Linda S. Hasenfrantz

Name: Linda S. Hasenfrantz

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  John S. Lacey

Name: John S. Lacey

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Honourable John Manley

Name: Honourable John Manley

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Charles Sirios

Name: Charles Sirios

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Stephen G. Snyder

Name: Stephen G. Snyder

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Cynthia M. Trudell

Name: Cynthia M. Trudell

Exhibit 24.1
POWER OF ATTORNEY
     The undersigned hereby constitutes and appoints Gerald T. McCaughey, Tom D. Woods and Michael G. Capatides, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the “Registration Statements”) on Form S-8, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the “Act”), of common shares of the Bank to be offered and sold pursuant to employee benefit plans, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/  Ronald W. Tysoe

Name: Ronald W. Tysoe